UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 18, 2010

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 674-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 18, 2010, the following matters were voted upon and approved by the shareholders of RealNetworks, Inc. (the “Company”) at the Company’s 2010 Annual Meeting of Shareholders:

1. The election of Kalpana Raina, Janice Roberts and Dominique Trempont as Class 1 directors, each to serve for a three-year term, the election of Edward Bleier as a Class 2 director to serve for a one-year term, and the election of Eric Benhamou and Robert Kimball as Class 3 directors, each to serve for a two-year term.

2. The approval of an amendment to the 2007 Employee Stock Purchase Plan to authorize an additional 2,000,000 shares of the Company’s common stock for issuance pursuant to the 2007 Employee Stock Purchase Plan.

3. The ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

Director Election Results

The six individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting, and were elected to serve as directors by the vote set forth below. At the Annual Meeting, Robert Glaser, the Chairman of the Board of the Company, withheld votes on 49,213,069 shares of the Company’s common stock beneficially owned by Mr. Glaser with respect to the election of Ms. Raina and Messrs. Bleier, Benhamou and Kimball.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

Kalpana Raina(1)	40,823,608	58,480,804	20,427,414
Janice Roberts(1)	95,856,186	3,448,226	20,427,414
Dominique Trempont(1)	95,859,300	3,445,112	20,427,414
Edward Bleier(2)	40,785,814	58,518,598	20,427,414
Eric A. Benhamou(3)	40,466,415	58,837,997	20,427,414
Robert Kimball(3)	47,105,633	52,198,779	20,427,414

(1)	Ms. Raina, Ms. Roberts and Mr. Trempont were elected as Class 1 directors, each to serve a three-year term expiring at the 2013 annual meeting of shareholders.
(2)	Mr. Bleier was elected as a Class 2 director, to serve a one-year term expiring at the 2011 annual meeting of shareholders.
(3)	Messrs. Benhamou and Kimball were elected to serve as Class 3 directors, each to serve for a two-year term expiring at the 2012 annual meeting of shareholders.

Approval of Amendment to the 2007 ESPP

The amendment to the 2007 Employee Stock Purchase Plan was approved by the vote set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

93,393,036	4,785,409	1,125,967	20,427,414

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the vote set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

119,196,141	424,955	110,730	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

	By:	/s/ Tracy D. Daw
Tracy D. Daw
Chief Legal Officer and Corporate Secretary

Dated: October 22, 2010